Advisors Disciplined Trust 2260

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the following is added under “Bulldog Portfolio—Portfolio Consultant”:

Pursuant to an asset purchase agreement signed on January 22, 2025, Apollon Wealth Management, LLC will acquire the assets related to the investment advisory business of Cyrus J. Lawrence LLC (the “Transaction”). The Transaction is expected to be completed on or around February 26, 2025, subject to customary closing conditions, including obtaining necessary client consents. There will be no change in any trust’s investment objective or principal investment strategy in connection with the Transaction.

Supplement Dated: February 25, 2025